AMENDMENT TO AGREEMENT

This Amendment to Agreement is made as of the seventh day of October, 2002 between Ugomedia Interactive Corporation, a
Nevada corporation ("Ugo") and Michael W. Stapleton
("Stapleton").

1.  This Amendment amends that certain Agreement
("Agreement") made as of the second day of October, 2002 between Ugomedia Interactive Corporation, a Nevada corporation ("Ugo") and Michael W. Stapleton ("Stapleton").

2. Due to a typographical error, the number of shares purchased is 1,356,666, not 1,441,666 issued and outstanding shares of Ugo as stated in the Agreement, said
1,356,666 shares constituting all shares of Ugo owned by Stapleton.

3. The remaining terms and conditions of the Agreement remain unchanged and in full force and effect.

The foregoing Agreement is accepted, approved and agreed to by UgoMedia Interactive Corporation this 7th day of October,
2002.


UGOMEDIA INTERACTIVE CORPORATION


By: /s/ Aldo Rotondi
   ---------------------


Name: Aldo Rotondi, President


Title:

The foregoing Agreement is accepted, approved and agreed to by Stapleton this 7th day of October, 2002.


Michael Stapleton



By: /s/ Michael Stapleton
   -------------------------


Name:   Michael Stapleton